UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 5, 2013

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647 11	1059070
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       718-624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

J. W. Mays, Inc. issued a press release on June 5, 2013, reporting its financial results for the three and nine months ended April 30, 2013. The press release reported revenues for the three and nine-month periods ended April 30, 2013, and net income for the three and nine-month periods ended April 30, 2013, and provided a comparison for revenues and net income for the three and nine-month periods ended April 30, 2012.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. Mays, Inc.
(Registrant)

Dated:	June 6, 2013	By: Mark Greenblatt
Mark Greenblatt
Executive Vice President
Principal Financial Officer